Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
March 31, 2016

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9a	Allowance for Loan and Lease Losses Activity

Table 9b	Allowance for Loan and Lease Losses Ratio

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending

EverBank Financial Corp and Subsidiaries
Financial Highlights			Table 1
	As of and for the Three Months Ended
(dollars in thousands, except per share amounts)	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015
Operating Results:
Total revenue(1)	$203,534	$232,890	$187,959
Net interest income	173,781	175,040	155,438
Provision for loan and lease losses	8,919	10,124	9,000
Noninterest income	29,753	57,850	32,521
Noninterest expense	149,430	152,861	156,042
Net income allocated to common shareholders	25,393	42,615	11,699
Net earnings per common share, diluted	0.20	0.34	0.09
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.32	$0.34	$0.31
Yield on interest-earning assets	3.85%	3.90%	3.99%
Cost of interest-bearing liabilities	1.14%	1.08%	1.03%
Net interest margin	2.82%	2.90%	3.09%
Return on average assets	0.43%	0.71%	0.26%
Return on average risk-weighted assets(3)	0.66%	1.08%	0.40%
Return on average equity(4)	6.0%	10.0%	2.9%
Adjusted return on average equity(5)	9.3%	10.1%	9.7%
Efficiency ratio(6)	73%	66%	83%
Adjusted efficiency ratio(7)	66%	65%	66%
Loans and leases held for investment as a percentage of deposits	120%	122%	115%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	97%	99%	93%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.53%	0.53%	0.40%
Net charge-offs to average loans and leases held for investment	0.07%	0.07%	0.16%
ALLL as a percentage of loans and leases held for investment	0.37%	0.35%	0.34%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	19%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)	9.9%	9.9%	10.6%
Tier 1 leverage ratio (bank level; see Table 10c)	8.2%	8.1%	8.1%
Total risk-based capital ratio (bank level; see Table 10c)	12.9%	12.4%	12.3%
Tangible common equity per common share(9)	$13.23	$13.36	$12.55
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$1,797,131	$2,081,000	$2,365,962
Jumbo residential mortgage loans originated	724,536	1,073,881	1,300,746
Unpaid principal balance of loans serviced for the Company and others	41,013,022	41,104,718	50,481,475
Consumer Banking loans as a percentage of loans and leases held for investment	55%	55%	54%
Consumer deposits	$14,685,281	$14,054,432	$12,865,348
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$364,978	$769,295	$480,217
Equipment financing receivables	299,751	420,174	223,339
Commercial Banking loan and lease sales	277,738	119,026	11,150
Commercial Banking loans as a percentage of loans and leases held for investment	45%	45%	46%
Commercial deposits	$4,311,196	$4,187,610	$3,211,339
Market Price Per Share of Common Stock:
Closing	$15.63	$15.98	$18.03
High	15.96	21.18	19.16
Low	12.58	15.87	17.24

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income			Table 2
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015
Interest Income
Interest and fees on loans and leases	$231,059	$226,567	$194,849
Interest and dividends on investment securities	7,404	7,807	8,022
Other interest income	396	258	160
Total interest income	238,859	234,632	203,031
Interest Expense
Deposits	39,090	35,495	29,764
Other borrowings	25,988	24,097	17,829
Total interest expense	65,078	59,592	47,593
Net Interest Income	173,781	175,040	155,438
Provision for loan and lease losses	8,919	10,124	9,000
Net Interest Income after Provision for Loan and Lease Losses	164,862	164,916	146,438
Noninterest Income
Loan servicing fee income	23,441	26,905	34,132
Amortization of mortgage servicing rights	(14,731)	(15,085)	(20,299)
Recovery (impairment) of mortgage servicing rights	(22,542)	89	(43,352)
Net loan servicing income (loss)	(13,832)	11,909	(29,519)
Gain on sale of loans	28,751	24,679	42,623
Loan production revenue	5,260	5,131	5,387
Deposit fee income	3,102	3,069	4,050
Other lease income	4,367	4,840	4,080
Other	2,105	8,222	5,900
Total noninterest income	29,753	57,850	32,521
Noninterest Expense
Salaries, commissions and other employee benefits expense	91,640	90,456	91,986
Equipment expense	15,917	15,363	16,045
Occupancy expense	6,264	7,313	5,856
General and administrative expense	35,609	39,729	42,155
Total noninterest expense	149,430	152,861	156,042
Income before Provision for Income Taxes	45,185	69,905	22,917
Provision for Income Taxes	17,261	24,759	8,687
Net Income	$27,924	$45,146	$14,230
Net Income Allocated to Preferred Stock	2,531	2,531	2,531
Net Income Allocated to Common Shareholders	$25,393	$42,615	$11,699
Net Earnings per Common Share, Basic	$0.20	$0.34	$0.09
Net Earnings per Common Share, Diluted	$0.20	$0.34	$0.09
Dividends Declared per Common Share	$0.06	$0.06	$0.04
Dividend payout ratio(1)	30.00%	17.65%	44.44%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	125,125	124,983	123,939
Diluted	126,045	126,980	126,037

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Assets
Cash and due from banks	$90,478	$55,300	$64,822	$59,976	$63,094
Interest-bearing deposits in banks	510,167	527,151	534,354	498,184	488,954
Total cash and cash equivalents	600,645	582,451	599,176	558,160	552,048
Investment securities:
Available for sale, at fair value	504,769	555,019	574,104	656,587	719,645
Held to maturity	101,305	103,746	112,219	109,393	115,631
Other investments	234,406	265,431	240,832	239,089	236,494
Total investment securities	840,480	924,196	927,155	1,005,069	1,071,770
Loans held for sale	1,137,702	1,509,268	1,483,754	1,330,779	1,861,306
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	22,756,113	22,227,492	20,877,381	19,913,895	18,533,637
Allowance for loan and lease losses	(83,485)	(78,137)	(71,897)	(66,091)	(62,846)
Total loans and leases held for investment, net	22,672,628	22,149,355	20,805,484	19,847,804	18,470,791
Mortgage servicing rights (MSR), net	312,671	335,280	357,550	362,803	383,763
Premises and equipment, net	50,901	51,599	52,425	52,176	54,283
Other assets	1,026,372	1,048,877	989,199	963,700	953,258
Total Assets	$26,641,399	$26,601,026	$25,214,743	$24,120,491	$23,347,219
Liabilities
Deposits:
Noninterest-bearing	$1,499,063	$1,141,357	$1,389,644	$1,152,917	$1,213,266
Interest-bearing	17,497,414	17,100,685	16,176,445	15,330,610	14,863,421
Total deposits	18,996,477	18,242,042	17,566,089	16,483,527	16,076,687
Other borrowings	5,147,000	5,877,000	5,297,000	5,247,000	5,178,000
Trust preferred securities and subordinated notes payable	365,167	276,170	276,103	276,452	103,750
Accounts payable and accrued liabilities	276,852	337,493	252,682	293,691	230,970
Total Liabilities	24,785,496	24,732,705	23,391,874	22,300,670	21,589,407
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,252	1,250	1,250	1,246	1,241
Additional paid-in capital	877,275	874,806	873,175	865,632	858,925
Retained earnings	924,165	906,278	871,160	851,602	817,539
Accumulated other comprehensive loss	(96,789)	(64,013)	(72,716)	(48,659)	(69,893)
Total Shareholders’ Equity	1,855,903	1,868,321	1,822,869	1,819,821	1,757,812
Total Liabilities and Shareholders’ Equity	$26,641,399	$26,601,026	$25,214,743	$24,120,491	$23,347,219

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended March 31, 2016
Net interest income	$97,520	$80,568	$(4,307)	$—	$173,781
Provision for loan and lease losses	3,334	5,585	—	—	8,919
Net interest income after provision for loan and lease losses	94,186	74,983	(4,307)	—	164,862
Noninterest income	15,579	14,035	139	—	29,753
Noninterest expense	88,073	32,986	28,371	—	149,430
Income (loss) before income tax	21,692	56,032	(32,539)	—	45,185
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(328)	—	259	—	(69)
Increase (decrease) in Bank of Florida non-accretable discount	—	(22)	—	—	(22)
MSR impairment (recovery)	22,542	—	—	—	22,542
Restructuring cost	118	379	209	—	706
Adjusted income (loss) before income tax	$44,024	$56,389	$(32,071)	$—	$68,342
Total assets as of March 31, 2016	$16,294,379	$10,486,284	$298,701	$(437,965)	$26,641,399
Total deposits as of March 31, 2016	14,685,281	4,311,196	—	—	18,996,477

Three Months Ended December 31, 2015
Net interest income	$94,728	$84,319	$(4,007)	$—	$175,040
Provision for loan and lease losses	3,581	6,543	—	—	10,124
Net interest income after provision for loan and lease losses	91,147	77,776	(4,007)	—	164,916
Noninterest income	38,670	18,937	243	—	57,850
Noninterest expense	92,536	30,573	29,752	—	152,861
Income (loss) before income tax	37,281	66,140	(33,516)	—	69,905
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(2,981)	—	—	—	(2,981)
MSR impairment (recovery)	(89)	—	—	—	(89)
Restructuring cost	3,579	—	—	—	3,579
Adjusted income (loss) before income tax	$37,790	$66,140	$(33,516)	$—	$70,414
Total assets as of December 31, 2015	$16,273,989	$10,354,535	$320,501	$(347,999)	$26,601,026
Total deposits as of December 31, 2015	14,054,432	4,187,610	—	—	18,242,042

Three Months Ended March 31, 2015
Net interest income	$84,657	$72,336	$(1,555)	$—	$155,438
Provision for loan and lease losses	1,393	7,607	—	—	9,000
Net interest income after provision for loan and lease losses	83,264	64,729	(1,555)	—	146,438
Noninterest income	22,000	10,373	148	—	32,521
Noninterest expense	98,599	27,811	29,632	—	156,042
Income (loss) before income tax	6,665	47,291	(31,039)	—	22,917
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,324	—	93	—	2,417
Increase (decrease) in Bank of Florida non-accretable discount	—	(1,560)	—	—	(1,560)
MSR impairment (recovery)	43,352	—	—	—	43,352
Adjusted income (loss) before income tax	$52,341	$45,731	$(30,946)	$—	$67,126
Total assets as of March 31, 2015	$14,665,509	$8,760,963	$211,067	$(290,320)	$23,347,219
Total deposits as of March 31, 2015	12,865,348	3,211,339	—	—	16,076,687

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended March 31, 2016			Three Months Ended December 31, 2015			Three Months Ended March 31, 2015
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$312,614	$396	0.51%	$354,071	$258	0.29%	$255,816	$160	0.25%
Investments	876,401	7,404	3.39%	921,354	7,807	3.37%	1,067,104	8,022	3.02%
Loans held for sale	2,023,076	17,156	3.39%	1,922,277	16,247	3.38%	1,523,484	12,516	3.29%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	7,063,490	55,495	3.14%	7,098,931	56,928	3.21%	6,219,788	52,187	3.36%
Government insured pool buyouts	4,429,707	53,479	4.83%	4,274,691	50,910	4.76%	3,568,879	38,710	4.34%
Residential mortgages	11,493,197	108,974	3.79%	11,373,622	107,838	3.79%	9,788,667	90,897	3.71%
Home equity lines and other	524,890	5,317	4.07%	358,895	3,450	3.81%	158,896	1,933	4.93%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	4,033,661	48,103	4.75%	3,794,998	50,087	5.23%	3,547,906	49,079	5.53%
Mortgage warehouse finance	1,846,294	12,999	2.79%	1,783,240	11,967	2.63%	1,233,928	8,604	2.79%
Lender finance	1,287,134	11,214	3.45%	1,156,901	10,150	3.43%	774,608	6,970	3.60%
Commercial and commercial real estate	7,167,089	72,316	4.01%	6,735,139	72,204	4.23%	5,556,442	64,653	4.65%
Equipment financing receivables	2,377,047	27,296	4.59%	2,311,213	26,828	4.64%	2,031,071	24,850	4.89%
Total loans and leases held for investment	21,562,223	213,903	3.96%	20,778,869	210,320	4.03%	17,535,076	182,333	4.16%
Total interest-earning assets	24,774,314	$238,859	3.85%	23,976,571	$234,632	3.90%	20,381,480	$203,031	3.99%
Noninterest-earning assets	1,423,049			1,319,837			1,388,038
Total assets	$26,197,363			$25,296,408			$21,769,518
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,641,030	$6,197	0.68%	$3,647,466	$6,271	0.68%	$3,662,559	$6,096	0.68%
Market-based money market accounts	341,235	518	0.61%	350,694	539	0.61%	362,498	528	0.59%
Savings and money market accounts, excluding market-based	6,444,921	12,506	0.78%	6,016,113	11,074	0.73%	5,133,320	8,190	0.65%
Market-based time	369,649	774	0.84%	379,232	774	0.81%	443,962	760	0.69%
Time, excluding market-based	6,333,503	19,095	1.20%	5,778,661	16,837	1.17%	4,936,035	14,190	1.16%
Total deposits	17,130,338	39,090	0.91%	16,172,166	35,495	0.88%	14,538,374	29,764	0.83%
Borrowings:
Trust preferred securities and subordinated notes payable	293,781	4,462	6.08%	276,126	4,091	5.93%	103,750	1,640	6.41%
Long-term FHLB advances	3,824,527	20,018	2.07%	3,473,033	18,887	2.13%	1,966,611	15,137	3.08%
Short-term FHLB advances	1,429,945	1,508	0.42%	1,866,033	1,119	0.23%	2,083,478	1,052	0.20%
Total borrowings	5,548,253	25,988	1.86%	5,615,192	24,097	1.69%	4,153,839	17,829	1.72%
Total interest-bearing liabilities	22,678,591	65,078	1.14%	21,787,358	59,592	1.08%	18,692,213	47,593	1.03%
Noninterest-bearing demand deposits	1,285,853			1,437,817			1,104,966
Other noninterest-bearing liabilities	376,071			223,518			216,777
Total liabilities	24,340,515			23,448,693			20,013,956
Total shareholders’ equity	1,856,848			1,847,715			1,755,562
Total liabilities and shareholders’ equity	$26,197,363			$25,296,408			$21,769,518
Net interest income/spread		$173,781	2.71%		$175,040	2.82%		$155,438	2.96%
Net interest margin			2.82%			2.90%			3.09%
Memo: Total deposits including noninterest-bearing	$18,416,191	$39,090	0.85%	$17,609,983	$35,495	0.80%	$15,643,340	$29,764	0.77%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Consumer Banking:
Residential mortgages:
Residential	$7,254,377	$7,501,767	$7,364,522	$6,899,235	$6,265,322
Government insured pool buyouts	4,396,059	4,215,355	3,947,359	3,824,378	3,513,916
Residential mortgages	11,650,436	11,717,122	11,311,881	10,723,613	9,779,238
Home equity lines and other	917,856	501,785	337,093	242,111	175,470
Total Consumer Banking	12,568,292	12,218,907	11,648,974	10,965,724	9,954,708
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,883,821	3,954,522	3,660,362	3,731,671	3,550,489
Mortgage warehouse finance	2,603,163	2,372,731	2,162,627	2,155,535	2,103,098
Lender finance	1,300,254	1,280,423	1,117,886	914,422	851,759
Commercial and commercial real estate	7,787,238	7,607,676	6,940,875	6,801,628	6,505,346
Equipment financing receivables	2,400,583	2,400,909	2,287,532	2,146,543	2,073,583
Total Commercial Banking	10,187,821	10,008,585	9,228,407	8,948,171	8,578,929
Loans and leases held for investment, net of unearned income	22,756,113	22,227,492	20,877,381	19,913,895	18,533,637
Allowance for loan and lease losses	(83,485)	(78,137)	(71,897)	(66,091)	(62,846)
Total loans and leases held for investment, net	$22,672,628	$22,149,355	$20,805,484	$19,847,804	$18,470,791
The balances presented above include:
Net purchased loan and lease discounts	$63,250	$45,770	$43,166	$43,215	$50,053
Net deferred loan and lease origination costs	$125,877	$123,255	$115,990	$108,141	$98,757

Deposits					Table 6b
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Noninterest-bearing demand	$1,499,063	$1,141,357	$1,389,644	$1,152,917	$1,213,266
Interest-bearing demand	3,694,755	3,709,156	3,631,458	3,626,387	3,674,565
Market-based money market accounts	353,742	342,600	351,880	372,282	352,865
Savings and money market accounts, excluding market-based	6,892,789	6,338,685	5,734,451	5,211,101	5,137,429
Market-based time	358,566	374,171	379,967	412,103	426,431
Time, excluding market-based	6,197,562	6,336,073	6,078,689	5,708,737	5,272,131
Total deposits	$18,996,477	$18,242,042	$17,566,089	$16,483,527	$16,076,687

General and Administrative Expense					Table 7
	Three Months Ended
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Legal and professional fees, excluding consent order expense	$4,998	$7,444	$6,123	$7,323	$5,928
Credit-related expenses	4,907	7,261	7,340	11,860	2,698
FDIC premium assessment and other agency fees	7,241	7,198	7,066	6,468	6,414
Advertising and marketing expense	4,911	6,485	5,810	6,262	6,664
Subservicing expense	—	—	(103)	1,345	3,791
Consent order expense	(341)	463	(866)	163	2,741
Other	13,893	10,878	14,512	26,364	13,919
Total general and administrative expense	$35,609	$39,729	$39,882	$59,785	$42,155

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$28,644	$32,218	$27,322	$26,500	$24,840
Home equity lines and other	6,151	3,339	4,191	2,169	2,220
Commercial Banking:
Commercial and commercial real estate	66,945	71,913	78,801	48,082	37,025
Equipment financing receivables	26,676	17,407	13,661	12,417	10,775
Total non-accrual loans and leases	128,416	124,877	123,975	89,168	74,860
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	128,416	124,877	123,975	89,168	74,860
Other real estate owned (OREO)	14,072	17,253	15,491	16,826	17,588
Total non-performing assets (NPA)	142,488	142,130	139,466	105,994	92,448
Troubled debt restructurings (TDR) less than 90 days past due	15,814	16,425	16,558	14,693	15,251
Total NPA and TDR(1)	$158,302	$158,555	$156,024	$120,687	$107,699

Total NPA and TDR	$158,302	$158,555	$156,024	$120,687	$107,699
Government insured 90 days or more past due still accruing	3,255,744	3,199,978	2,814,506	2,901,184	2,662,619
Loans accounted for under ASC 310-30:
90 days or more past due	4,858	5,148	4,871	4,571	5,165
Total regulatory NPA and TDR	$3,418,904	$3,363,681	$2,975,401	$3,026,442	$2,775,483
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.54%	0.53%	0.56%	0.42%	0.37%
NPA to total assets	0.53%	0.53%	0.55%	0.44%	0.40%
NPA and TDR to total assets	0.59%	0.60%	0.62%	0.50%	0.46%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	14.23%	14.08%	13.21%	14.14%	13.49%
NPA to total assets	12.77%	12.58%	11.73%	12.49%	11.82%
NPA and TDR to total assets	12.83%	12.64%	11.80%	12.55%	11.89%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
ALLL, beginning of period	$78,137	$71,897	$66,091	$62,846	$60,846
Charge-offs:
Consumer Banking:
Residential mortgages	1,845	1,527	2,630	2,447	2,539
Home equity lines and other	219	599	353	305	321
Commercial Banking:
Commercial and commercial real estate	69	—	406	—	2,018
Equipment financing receivables	2,564	3,356	2,703	2,838	2,631
Total charge-offs	4,697	5,482	6,092	5,590	7,509
Recoveries:
Consumer Banking:
Residential mortgages	232	506	91	53	58
Home equity lines and other	80	88	70	97	83
Commercial Banking:
Commercial and commercial real estate	77	216	4	218	2
Equipment financing receivables	737	788	602	535	366
Total recoveries	1,126	1,598	767	903	509
Net charge-offs	3,571	3,884	5,325	4,687	7,000
Provision for loan and lease losses	8,919	10,124	11,131	7,932	9,000
ALLL, end of period	$83,485	$78,137	$71,897	$66,091	$62,846
Net charge-offs to average loans and leases held for investment	0.07%	0.07%	0.11%	0.10%	0.16%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
ALLL	$83,485	$78,137	$71,897	$66,091	$62,846
Loans and leases held for investment, net of unearned income	22,756,113	22,227,492	20,877,381	19,913,895	18,533,637
ALLL as a percentage of loans and leases held for investment	0.37%	0.35%	0.34%	0.33%	0.34%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	19%	19%	19%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income					Table 10a
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net income	$27,924	$45,146	$29,583	$41,567	$14,230
Transaction expense and non-recurring regulatory related expense, net of tax	(43)	(1,849)	(784)	3,745	1,498
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(14)	—	(51)	159	(967)
MSR impairment (recovery), net of tax	13,976	(55)	2,758	(9,751)	26,879
Restructuring cost, net of tax	438	2,219	(222)	10,667	—
Adjusted net income	$42,281	$45,461	$31,284	$46,387	$41,640
Adjusted net income allocated to preferred stock	2,531	2,531	2,532	2,531	2,531
Adjusted net income allocated to common shareholders	$39,750	$42,930	$28,752	$43,856	$39,109
Adjusted net earnings per common share, basic	$0.32	$0.34	$0.23	$0.35	$0.32
Adjusted net earnings per common share, diluted	$0.32	$0.34	$0.23	$0.35	$0.31
Weighted average common shares outstanding:
(units in thousands)
Basic	125,125	124,983	124,823	124,348	123,939
Diluted	126,045	126,980	127,099	126,523	126,037

Adjusted Efficiency Ratio					Table 10b
	Three Months Ended
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net interest income	$173,781	$175,040	$168,840	$169,025	$155,438
Noninterest income	29,753	57,850	41,195	83,814	32,521
Total revenue	203,534	232,890	210,035	252,839	187,959
Adjustment items (pre-tax):
MSR impairment (recovery)	22,542	(89)	4,450	(15,727)	43,352
Restructuring cost	—	160	—	96	—
Adjusted total revenue	$226,076	$232,961	$214,485	$237,208	$231,311

Noninterest expense	$149,430	$152,861	$151,506	$177,968	$156,042
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	69	2,981	1,264	(6,041)	(2,417)
Restructuring cost	(706)	(3,419)	360	(17,108)	—
Adjusted noninterest expense	$148,793	$152,423	$153,130	$154,819	$153,625

GAAP efficiency ratio	73%	66%	72%	70%	83%
Adjusted efficiency ratio	66%	65%	71%	65%	66%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)							Table 10c
(dollars in thousands)			Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Shareholders’ equity			$2,123,612	$2,050,456	$2,002,848	$2,000,597	$1,793,270
Less:	Goodwill and other intangibles		(47,401)	(47,143)	(47,198)	(47,253)	(47,442)
	Disallowed servicing asset		(8,618)	(17,719)	(26,699)	(31,625)	(46,302)
	Disallowed deferred tax asset		—	—	—	—	(659)
Add:	Accumulated losses on securities and cash flow hedges		95,611	62,887	71,202	47,179	68,225
Tier 1 capital		(A)	2,163,204	2,048,481	2,000,153	1,968,898	1,767,092
Add:	Allowance for loan and lease losses		84,134	78,789	72,653	67,196	62,846
Total regulatory capital		(B)	$2,247,338	$2,127,270	$2,072,806	$2,036,094	$1,829,938

Adjusted total assets		(C)	$26,232,737	$25,281,658	$24,428,171	$23,000,873	$21,732,119
Risk-weighted assets		(D)	17,362,622	17,133,084	16,336,138	15,464,920	14,822,821

Tier 1 leverage ratio		(A)/(C)	8.2%	8.1%	8.2%	8.6%	8.1%
Tier 1 risk-based capital ratio		(A)/(D)	12.5%	12.0%	12.2%	12.7%	11.9%
Total risk-based capital ratio		(B)/(D)	12.9%	12.4%	12.7%	13.2%	12.3%

Regulatory Capital (EFC consolidated)							Table 10d
(dollars in thousands)			Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Shareholders’ equity			$1,855,903	$1,868,321	$1,822,869	$1,819,821	$1,757,812
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,401)	(47,143)	(47,198)	(47,253)	(47,310)
	Disallowed servicing asset		(33,609)	(30,959)	(39,838)	(44,798)	(53,648)
	Disallowed deferred tax asset		—	—	—	—	(634)
Add:	Accumulated losses on securities and cash flow hedges		96,789	64,013	72,716	48,659	69,893
Common tier 1 capital		(E)	1,721,682	1,704,232	1,658,549	1,626,429	1,576,113
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		103,750	103,750	103,750	103,750	103,750
Tier 1 capital		(F)	1,975,432	1,957,982	1,912,299	1,880,179	1,829,863
Add:	Subordinated notes payable		261,417	172,420	172,353	172,702	—
Add:	Allowance for loan and lease losses		84,134	78,789	72,653	67,196	62,846
Total regulatory capital		(G)	$2,320,983	$2,209,191	$2,157,305	$2,120,077	$1,892,709

Adjusted total assets		(H)	$26,220,573	$25,286,802	$24,429,012	$22,997,941	$21,738,727
Risk-weighted assets		(I)	17,349,099	17,131,756	16,327,166	15,454,736	14,819,123

Common equity tier 1 ratio		(E)/(I)	9.9%	9.9%	10.2%	10.5%	10.6%
Tier 1 leverage ratio		(F)/(H)	7.5%	7.7%	7.8%	8.2%	8.4%
Tier 1 risk-based capital ratio		(F)/(I)	11.4%	11.4%	11.7%	12.2%	12.3%
Total risk-based capital ratio		(G)/(I)	13.4%	12.9%	13.2%	13.7%	12.8%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e

(dollars in thousands except share and per share amounts)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Shareholders’ equity	$1,855,903	$1,868,321	$1,822,869	$1,819,821	$1,757,812
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,535	1,772	2,124	2,651	3,178
Tangible equity	1,807,509	1,819,690	1,773,886	1,770,311	1,707,775
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,657,509	$1,669,690	$1,623,886	$1,620,311	$1,557,775

Common shares outstanding at period end	125,247,099	125,020,843	124,954,523	124,611,940	124,133,375
Book value per common share	$13.62	$13.74	$13.39	$13.40	$12.95
Tangible common equity per common share	13.23	13.36	13.00	13.00	12.55

Total assets	$26,641,399	$26,601,026	$25,214,743	$24,120,491	$23,347,219
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,535	1,772	2,124	2,651	3,178
Tangible assets	$26,593,005	$26,552,395	$25,165,760	$24,070,981	$23,297,182

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending					Table 11
	Three Months Ended
(dollars in thousands)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Key Metrics:
Mortgage lending volume:
Agency	$872,338	$823,506	$961,485	$1,177,725	$1,043,500
Jumbo	724,536	1,073,881	1,219,349	1,458,297	1,300,746
Other	200,257	183,613	111,193	81,566	21,716
Mortgage lending volume	$1,797,131	$2,081,000	$2,292,027	$2,717,588	$2,365,962
Mortgage loans sold:(1)
Agency, excluding GNMA II	$828,796	$543,709	$1,265,174	$1,041,949	$912,100
Jumbo	981,304	611,644	314,499	1,057,431	189,965
GNMA II	7,308	—	—	36,270	103,700
Other	5,026	4,748	4,712	4,252	3,448
Mortgage loans sold	$1,822,434	$1,160,101	$1,584,385	$2,139,902	$1,209,213
Applications	$1,509,883	$1,296,496	$1,446,134	$1,770,099	$1,658,070
Rate locks	1,486,128	1,144,034	1,422,918	1,571,512	1,564,567
Mortgage Lending Volume by Channel:
Retail	$1,253,682	$1,392,686	$1,467,344	$1,728,598	$1,301,488
Consumer Direct	244,149	224,126	289,832	411,407	441,155
Correspondent	299,301	464,188	534,851	577,584	623,319
Purchase Activity (%):
Retail	59%	68%	73%	67%	51%
Consumer Direct	8%	11%	14%	12%	6%
Correspondent	69%	57%	70%	62%	43%
Total	54%	59%	65%	58%	41%

(1)
Excludes sales of loans to third party servicers out of government insured pool buyouts accounted for under ASC 310-30 since additional cash flows expected and/or realized in the pool are not recognized into earnings immediately but come in as a prospective adjustment to yield for the remainder of the pool.